Prepaid and Other Assets - Schedule of other Noncurrent assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Operating lease right-of-use assets	$ 41,800
Total other assets	65,966	$ 116,547
Other Noncurrent Assets [Member]
Operating lease right-of-use assets	49,773	93,924
Deposits	6,986	8,364
Contingent consideration receivable		6,120
Workers' compensation receivable	4,400	5,583
Other long-term assets	4,807	2,556
Total other assets	$ 65,966	$ 116,547